UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
December 24, 2007
ASTA FUNDING, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

0-26906	22-3388607

(Commission File Number)	(IRS Employer Identification No.)

210 Sylvan Avenue, Englewood Cliffs, New Jersey	07632

(Address of principal executive offices)	(Zip Code)
     Registrant’s telephone number, including area code: 201-567-5648
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below): N/A
☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EX-99.1: PRESS RELEASE

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On December 21, 2007, Asta Funding, Inc. (the “Company”) issued a press release regarding results for the fiscal years ended September 30, 2007 and 2006. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.
In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
          (c) Exhibits
99.1	Press release dated December 21, 2007.

SIGNATURE
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ASTA FUNDING, INC.

Date: December 24, 2007	By: /s/ Mitchell Cohen

Mitchell Cohen
Chief Financial Officer